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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                             Form 8-K


                          CURRENT REPORT





  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Report: January 2, 1996








                            AT&T CORP.


A New York              Commission File          I.R.S. Employer
Corporation               No. 1-1105             No. 13-4924710




     32 Avenue of the Americas, New York, New York 10013-2412


                 Telephone Number (212) 387-5400
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Form 8-K                                               AT&T Corp.
January 2, 1996


Item 5.  Other Events.

See Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 99     AT&T Corp. Press Release issued
                         January 2, 1996.
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Form 8-K                                               AT&T Corp.
January 2, 1996




                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   AT&T CORP.




                              By:  S. L. Prendergast
                                   Vice President and Treasurer





January 2, 1996

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                          EXHIBIT INDEX


Exhibit
Number
-------

  99      AT&T Corp. Press Release issued January 2, 1996.